INTEREST EXPENSE - Summary of Interest Expense (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Analysis of income and expense [abstract]
Interest incurred and similar charges	$ 2,086	$ 2,174	$ 2,406
Interest expense related to leases	1,987	2,185	2,186
Less: interest capitalised	(917)	(799)	(752)
Other net losses on fair value and cash flow hedges of debt	1	32	132
Accretion expense	450	497	718
Total	$ 3,607	$ 4,089	$ 4,690